UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

Stellar Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Ontario	0-31198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

544 Egerton Street - London, ON N5W 3Z8
(Address of principal executive offices & zip code)

Registrant’s telephone number, including area code: (519) 434-1540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

The Company announced today in a press release, herein attached; that the Chief Executive Officer and Chief Financial Officer has purchased  20,000 shares of the Company’s common stock ((TSXV:SLX.V) (OTC BB:SLXCF.OB)) in the open market.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)   PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)   EXHIBITS.

EX-99.1	Stellar Pharmaceuticals Reports the Purchase of Stellar Shares in the Open Market by CEO and CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2007		Stellar Pharmaceuticals Inc.

	By:	/s/ Janice Clarke
Janice Clarke Chief Financial Officer